John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/2024

Fund’s investments
As of 1-31-24 (unaudited)
	Shares	Value
Common stocks 97.8%		$2,366,157,960
(Cost $1,335,539,431)
Communication services 6.4%		155,504,636
Entertainment 2.9%
Netflix, Inc. (A)	126,489	71,353,710
Interactive media and services 3.5%
Alphabet, Inc., Class C (A)	593,448	84,150,926
Consumer discretionary 12.4%		299,678,567
Broadline retail 6.0%
Amazon.com, Inc. (A)	938,630	145,675,376
Hotels, restaurants and leisure 6.4%
Starbucks Corp.	762,845	70,967,470
Yum! Brands, Inc.	641,252	83,035,721
Financials 21.4%		516,942,650
Capital markets 7.8%
MSCI, Inc.	153,085	91,639,743
S&P Global, Inc.	217,464	97,499,984
Consumer finance 2.6%
American Express Company	311,529	62,536,331
Financial services 7.5%
FleetCor Technologies, Inc. (A)	207,506	60,162,215
Visa, Inc., Class A	444,740	121,529,652
Insurance 3.5%
Aon PLC, Class A	280,048	83,574,725
Health care 16.9%		407,997,194
Health care providers and services 4.8%
UnitedHealth Group, Inc.	227,024	116,177,262
Life sciences tools and services 8.9%
Danaher Corp.	389,994	93,563,461
IQVIA Holdings, Inc. (A)	257,657	53,651,917
Thermo Fisher Scientific, Inc.	127,165	68,539,392
Pharmaceuticals 3.2%
Novo Nordisk A/S, ADR	662,935	76,065,162
Industrials 3.5%		84,056,226
Ground transportation 3.5%
Canadian Pacific Kansas City, Ltd.	1,044,566	84,056,226
Information technology 26.0%		628,504,645
Semiconductors and semiconductor equipment 2.6%
NVIDIA Corp.	101,402	62,389,609
Software 23.4%
Autodesk, Inc. (A)	352,686	89,515,234
Intuit, Inc.	138,962	87,730,879
Microsoft Corp.	408,234	162,305,675
Salesforce, Inc. (A)	268,644	75,513,142
ServiceNow, Inc. (A)	79,117	60,556,152
Workday, Inc., Class A (A)	310,901	90,493,954
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Materials 7.7%		$187,693,249
Chemicals 5.8%
Ecolab, Inc.	421,106	83,471,631
The Sherwin-Williams Company	192,929	58,723,729
Containers and packaging 1.9%
Ball Corp.	820,521	45,497,889
Real estate 3.5%		85,780,793
Specialized REITs 3.5%
Equinix, Inc.	103,379	85,780,793

	Yield (%)	Shares	Value
Short-term investments 2.3%			$54,917,772
(Cost $54,917,772)
Short-term funds 2.3%			54,917,772
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.3001(B)	54,917,772	54,917,772

Total investments (Cost $1,390,457,203) 100.1%	$2,421,075,732
Other assets and liabilities, net (0.1%)	(2,532,970)
Total net assets 100.0%	$2,418,542,762

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-24.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2024, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$24,777,324	$(24,778,285)	$961	—	$1,638	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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